Exhibit 21.1

Constellation Energy Corporation

List of Subsidiaries

Name	Entity Type	Jurisdiction
2014 ESA HoldCo, LLC	Limited Liability Company	Delaware
2014 ESA Project Company, LLC	Limited Liability Company	Delaware
2015 ESA Holdco, LLC	Limited Liability Company	Delaware
2015 ESA Investco, LLC	Limited Liability Company	Delaware
2015 ESA Project Company, LLC	Limited Liability Company	Delaware
A/C Fuels Company	General Partnership	Pennsylvania
AGE Power Holdings, LLC	Limited Liability Company	Delaware
Albany Green Energy, LLC	Limited Liability Company	Georgia
Annova LNG Brownsville A, LLC	Limited Liability Company	Delaware
Annova LNG Common Infrastructure, LLC	Limited Liability Company	Delaware
Annova LNG, LLC	Limited Liability Company	Delaware
Annova LNG, LLC Series A	Limited Liability Company	Delaware
Annova LNG, LLC Series Z	Limited Liability Company	Delaware
APS Constellation, LLC	Limited Liability Company	Delaware
Atlantic Generation, Inc.	Corporation	New Jersey
AV Solar Ranch 1, LLC	Limited Liability Company	Delaware
Beebe 1B Renewable Energy, LLC	Limited Liability Company	Delaware
Beebe Renewable Energy, LLC	Limited Liability Company	Delaware
Bennett Creek Windfarm, LLC	Limited Liability Company	Idaho
Bethlehem Renewable Energy, LLC	Limited Liability Company	Delaware
BGE Home Products & Services, LLC	Limited Liability Company	Delaware
Big Top, LLC	Limited Liability Company	Oregon
Blue Breezes II, L.L.C.	Limited Liability Company	Minnesota
Blue Breezes, L.L.C.	Limited Liability Company	Minnesota
Bluestem Wind Energy Holdings, LLC	Limited Liability Company	Delaware
Bluestem Wind Energy Member Holdings, LLC	Limited Liability Company	Delaware
Bluestem Wind Energy Member, LLC	Limited Liability Company	Delaware
Bluestem Wind Energy, LLC	Limited Liability Company	Delaware
Breakerbox, LLC	Limited Liability Company	Pennsylvania
Butter Creek Power, LLC	Limited Liability Company	Oregon
Calvert Cliffs Nuclear Power Plant, LLC	Limited Liability Company	Maryland
Cassia Gulch Wind Park LLC	Limited Liability Company	Idaho
Cassia Wind Farm LLC	Limited Liability Company	Idaho
CD Panther I, Inc.	Corporation	Maryland
CD Panther II, LLC	Limited Liability Company	Delaware
CD Panther Partners, L.P.	Limited Partnership	Delaware

CD SEGS V, Inc.	Corporation	Maryland
CD SEGS VI, Inc.	Corporation	Maryland
CE Culm, Inc.	Corporation	Maryland
CE FundingCo, LLC	Limited Liability Company	Delaware
CE Nuclear, LLC	Limited Liability Company	Delaware
CER Generation, LLC	Limited Liability Company	Delaware
CEU Arkoma West, LLC	Limited Liability Company	Delaware
CEU CoLa, LLC	Limited Liability Company	Delaware
CEU East Fort Peck, LLC	Limited Liability Company	Delaware
CEU Fayetteville, LLC	Limited Liability Company	Delaware
CEU Floyd Shale, LLC	Limited Liability Company	Delaware
CEU Holdings, LLC	Limited Liability Company	Delaware
CEU Huntsville, LLC	Limited Liability Company	Delaware
CEU Kingston, LLC	Limited Liability Company	Delaware
CEU Niobrara, LLC	Limited Liability Company	Delaware
CEU Ohio Shale, LLC	Limited Liability Company	Delaware
CEU Paradigm, LLC	Limited Liability Company	Delaware
CEU Pinedale, LLC	Limited Liability Company	Delaware
CEU Plymouth, LLC	Limited Liability Company	Delaware
CEU Simplicity, LLC	Limited Liability Company	Delaware
CEU W&D, LLC	Limited Liability Company	Delaware
Chesapeake HVAC, Inc.	Corporation	Delaware
CII Solarpower I, Inc.	Corporation	Maryland
Clinton Battery Utility, LLC	Limited Liability Company	Delaware
CNE Gas Holdings, LLC	Limited Liability Company	Kentucky
CNEG Holdings, LLC	Limited Liability Company	Delaware
CNEGH Holdings, LLC	Limited Liability Company	Delaware
CoLa Resources LLC	Limited Liability Company	Delaware
Colorado Bend II Power, LLC	Limited Liability Company	Delaware
Colorado Bend Services, LLC	Limited Liability Company	Delaware
Conectiv Energy Supply, Inc.	Corporation	Delaware
Conectiv, LLC	Limited Liability Company	Delaware
Constellation Connect, LLC	Limited Liability Company	Delaware
Constellation EG, LLC	Limited Liability Company	Delaware
Constellation Energy Canada, Inc.	Corporation	Ontario
Constellation Energy Commodities Group Maine, LLC	Limited Liability Company	Delaware
Constellation Energy Gas Choice, LLC	Limited Liability Company	Delaware
Constellation Energy Nuclear Group, LLC	Limited Liability Company	Maryland
Constellation Energy Power Choice, LLC	Limited Liability Company	Delaware
Constellation Energy Resources, LLC	Limited Liability Company	Delaware
Constellation Energy Solutions, LLC	Limited Liability Company	Delaware

Constellation Energy Upstream Holdings, LLC	Limited Liability Company	Delaware
Constellation Holdings, LLC	Limited Liability Company	Maryland
Constellation LNG, LLC	Limited Liability Company	Delaware
Constellation Mystic Power, LLC	Limited Liability Company	Delaware
Constellation NewEnergy - Gas Division, LLC	Limited Liability Company	Kentucky
Constellation NewEnergy, Inc.	Corporation	Delaware
Constellation Nuclear Power Plants, LLC	Limited Liability Company	Delaware
Constellation Nuclear, LLC	Limited Liability Company	Delaware
Constellation Power Source Generation, LLC	Limited Liability Company	Maryland
Constellation Power, Inc.	Corporation	Maryland
Constellation Solar Horizons, LLC	Limited Liability Company	Delaware
Constellation Solar New Jersey III, LLC	Limited Liability Company	Delaware
Continental Wind Holding, LLC	Limited Liability Company	Delaware
Continental Wind, LLC	Limited Liability Company	Delaware
COSI Central Wayne, Inc.	Corporation	Maryland
COSI Sunnyside, Inc.	Corporation	Maryland
Cow Branch Wind Power, L.L.C.	Limited Liability Company	Missouri
CP Sunnyside I, Inc.	Corporation	Maryland
CP Windfarm, LLC	Limited Liability Company	Minnesota
CPower Holdings, LLC	Investment	Delaware
CR Clearing, LLC	Limited Liability Company	Missouri
Criterion Power Partners, LLC	Limited Liability Company	Delaware
DE Asset Operations, LLC	Limited Liability Company	Delaware
Delaware Operating Services Company, LLC	Limited Liability Company	Delaware
Denver Airport Solar, LLC	Limited Liability Company	Delaware
Distrigas of Massachusetts LLC	Limited Liability Company	Delaware
Everett LNG LLC	Limited Liability Company	Delaware
Exelon AVSR Holding, LLC	Limited Liability Company	Delaware
Exelon AVSR, LLC	Limited Liability Company	Delaware
Exelon FitzPatrick, LLC	Limited Liability Company	Delaware
Exelon Framingham, LLC	Limited Liability Company	Delaware
Exelon Fulton, LLC	Limited Liability Company	Delaware
Exelon Generation Acquisitions, LLC	Limited Liability Company	Delaware
Exelon Generation Company, LLC	Limited Liability Company	Pennsylvania
Exelon Generation Consolidation, LLC	Limited Liability Company	Illinois
Exelon Generation Finance Company, LLC	Limited Liability Company	Delaware
Exelon Generation Limited	Private Limited Company	United Kingdom
Exelon Generation Services, LLC	Limited Liability Company	Delaware
Exelon Generation Supply, LLC	Limited Liability Company	Delaware

Exelon Holdings Mideast SPV Ltd.	Private Limited Company	United Arab Emirates
Exelon Mideast for Technical Support Services for Nuclear Power Projects LLC	Limited Liability Company	United Arab Emirates
Exelon New Boston, LLC	Limited Liability Company	Delaware
Exelon New England Holdings, LLC	Limited Liability Company	Delaware
Exelon Nuclear Partners, LLC	Limited Liability Company	Delaware
Exelon Nuclear Security, LLC	Limited Liability Company	Delaware
Exelon PowerLabs, LLC	Limited Liability Company	Pennsylvania
Exelon VTI, LLC	Limited Liability Company	Delaware
Exelon West Medway, LLC	Limited Liability Company	Delaware
Exelon Wind 1, LLC	Limited Liability Company	Texas
Exelon Wind 2, LLC	Limited Liability Company	Texas
Exelon Wind 3, LLC	Limited Liability Company	Texas
Exelon Wind Canada Inc.	Corporation	Canada
Exelon Wind, LLC	Limited Liability Company	Delaware
Exelon Wyman, LLC	Limited Liability Company	Delaware
ExGen Energy, S. de R.L. de C.V.	Limited Liability Company	Mexico
ExGen Handley Power, LLC	Limited Liability Company	Delaware
ExGen Renewables Holdings II, LLC	Limited Liability Company	Delaware
ExGen Renewables Holdings, LLC	Limited Liability Company	Delaware
ExGen Renewables I Holding, LLC	Limited Liability Company	Delaware
ExGen Renewables I, LLC	Limited Liability Company	Delaware
ExGen Renewables II, LLC	Limited Liability Company	Delaware
ExGen Renewables IV Holding, LLC	Limited Liability Company	Delaware
ExGen Renewables IV, LLC	Limited Liability Company	Delaware
ExGen Renewables Partners, LLC	Limited Liability Company	Delaware
ExGen Texas II Power Holdings, LLC	Limited Liability Company	Delaware
ExGen Texas II Power, LLC	Limited Liability Company	Delaware
ExGen Texas Power Services, LLC	Limited Liability Company	Delaware
ExGen Ventures International Holdings II Limited	Private Limited Company	United Kingdom
ExGen Ventures International Holdings Limited	Private Limited Company	United Kingdom
Fair Wind Power Partners, LLC	Limited Liability Company	Delaware
Fauquier Landfill Gas, L.L.C.	Limited Liability Company	Delaware
Four Corners Windfarm, LLC	Limited Liability Company	Oregon
Four Mile Canyon Windfarm, LLC	Limited Liability Company	Oregon
Fourmile Wind Energy, LLC	Limited Liability Company	Maryland
Grande Prairie Generation, Inc.	Corporation	Alberta
Greensburg Wind Farm, LLC	Limited Liability Company	Delaware
Handsome Lake Energy, LLC	Limited Liability Company	Maryland
Harvest II Windfarm, LLC	Limited Liability Company	Delaware
Harvest Windfarm, LLC	Limited Liability Company	Michigan

High Mesa Energy, LLC	Limited Liability Company	Idaho
High Plains Wind Power, LLC	Limited Liability Company	Texas
Hot Springs Windfarm, LLC	Limited Liability Company	Idaho
JExel Nuclear Company	Corporation	Japan
Lake Houston Power, LLC	Limited Liability Company	Delaware
Loess Hills Wind Farm, LLC	Limited Liability Company	Missouri
Michigan Wind 1, LLC	Limited Liability Company	Delaware
Michigan Wind 2, LLC	Limited Liability Company	Delaware
Michigan Wind 3, LLC	Limited Liability Company	Delaware
Minergy LLC	Limited Liability Company	Wisconsin
Mountain Top Wind Power, LLC	Limited Liability Company	Maryland
NewEnergy Receivables LLC	Limited Liability Company	Delaware
Nine Mile Point Nuclear Station, LLC	Limited Liability Company	Delaware
North Shore District Energy, LLC	Limited Liability Company	Delaware
Oregon Trail Windfarm, LLC	Limited Liability Company	Oregon
Pacific Canyon Windfarm, LLC	Limited Liability Company	Oregon
Panther Creek Holdings, Inc.	Corporation	Delaware
Panther Creek Partners	General Partnership	Delaware
Pegasus Power Company, Inc.	Corporation	California
Pepco Building Services Inc.	Corporation	Delaware
Pinedale Energy, LLC	Limited Liability Company	Colorado
R.E. Ginna Nuclear Power Plant, LLC	Limited Liability Company	Maryland
Renewable Power Generation Holdings, LLC	Limited Liability Company	Delaware
Renewable Power Generation, LLC	Limited Liability Company	Delaware
Rolling Hills Landfill Gas, LLC	Limited Liability Company	Delaware
Sacramento PV Energy, LLC	Limited Liability Company	Delaware
Sand Ranch Windfarm, LLC	Limited Liability Company	Oregon
Sendero Wind Energy, LLC	Limited Liability Company	Delaware
Shooting Star Wind Project, LLC	Limited Liability Company	Delaware
Sky Valley, LLC	Limited Liability Company	Delaware
Sugar Beet Wind, LLC	Limited Liability Company	Delaware
Sunbeam LeaseCo, LLC	Limited Liability Company	Delaware
Threemile Canyon Wind I, LLC	Limited Liability Company	Oregon
Titan STC, LLC	Limited Liability Company	Delaware
Tuana Springs Energy, LLC	Limited Liability Company	Idaho
V.G. Investment Holdings, LLC	Limited Liability Company	Delaware
Volta Energy Technologies, LLC	Limited Liability Company	Delaware
Volta SPV CMX, LLC	Limited Liability Company	Delaware
Volta SPV IMS, LLC	Limited Liability Company	Delaware
Volta SPV NSC, LLC	Limited Liability Company	Delaware
Volta SPV NTR, LLC	Limited Liability Company	Delaware
Volta SPV RSL, LLC	Limited Liability Company	Delaware

W&D Gas Partners, LLC	Limited Liability Company	Delaware
Wagon Trail, LLC	Limited Liability Company	Oregon
Ward Butte Windfarm, LLC	Limited Liability Company	Oregon
West Medway II Holdings, LLC	Limited Liability Company	Delaware
West Medway II, LLC	Limited Liability Company	Delaware
Whitetail Wind Energy, LLC	Limited Liability Company	Delaware
Wildcat Finance, LLC	Limited Liability Company	Delaware
Wildcat Wind LLC	Limited Liability Company	New Mexico
Wind Capital Holdings, LLC	Limited Liability Company	Missouri
Wolf Hollow II Power, LLC	Limited Liability Company	Delaware
Wolf Hollow Services, LLC	Limited Liability Company	Delaware